UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024 (June 3, 2024)

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU	NYSE American LLC
	EFR	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2024, Energy Fuels Inc. ("Energy Fuels" or the "Company") and Astron Corporation Limited ("Astron") executed certain definitive agreements (the "Joint Venture Agreements"), creating a joint venture (the "Venture") to develop and operate the Donald Rare Earth and Mineral Sands Project (the "Donald Project"). The parties to the Joint Venture Agreements are EFR Donald Ltd ("EFR"), a wholly-owned subsidiary of Energy Fuels Inc., Dickson & Johnson Pty Ltd ("D&J", and together with EFR, the "Joint Venturers"), Donald Project Pty Ltd (the "Joint Venture Company"), Donald Mineral Sands Pty Limited ("DMS"), the current owner of the tenements and other assets that will be transferred or licensed to the Joint Venture Company, and Astron Mineral Sands Pty Ltd, a wholly-owned subsidiary of Astron and the initial manager of the Venture. All references to "dollars" or "$" in this Current Report are references to US$ unless otherwise indicated.

The Donald Project

The Donald Project is an advanced-stage, large-scale critical mineral deposit underpinned by the ilmenite, zircon and monazite-rich Donald deposit in the Wimmera region of Victoria, Australia. Energy Fuels expects that the Donald Project could provide the Company with a near-term, low-cost and large-scale source of monazite sand in a rare-earth element concentrate ("REEC") that would be transported to the Company's White Mesa Mill in Utah, USA (the "Mill") for processing into rare-earth element ("REE") oxides and other advanced REE materials.

Energy Fuels expects the Donald Project to provide the Company with approximately 7,000 to 8,000 metric tons ("tonnes") of REEC per year ("Donald - Phase 1"), commencing as early as 2026. 8,000 tonnes of REEC from the Donald Project is expected to contain approximately 4,700 tonnes of total REE oxides ("TREO"), including roughly 990 tonnes of neodymium-praseodymium ("NdPr") oxide, 84 tonnes of dysprosium ("Dy") oxide, and 14 tonnes of terbium oxide ("Tb").

Following the construction and commissioning of Donald - Phase 1, Energy Fuels and Astron intend to evaluate increasing production from the Donald Project to 13,000 to 14,000 tonnes of REEC per year ("Donald - Phase 2"), all of which would be delivered to the Mill for processing into REE oxides by Energy Fuels. 14,000 tonnes of REEC from the Donald Project is expected to contain up to 8,200 tonnes of TREO per year, including 1,700 tonnes of NdPr oxide, 140 tonnes of Dy oxide and 25 tonnes of Tb oxide.

Construction and development of the Donald Project could begin as soon as 2025, subject to a unanimous final investment decision ("FID") of both Energy Fuels and Astron. The Joint Venturers have agreed to make a decision to proceed with a Phase 1 FID unless it is not commercially reasonable to proceed for one or both parties acting reasonably. A positive FID would generally require, amongst other things, Energy Fuels to have secured commitments for satisfactory offtake and/or sales agreements for the REE oxides expected to be produced from REEC at the Mill, Astron having secured commitments for satisfactory offtake and/or sales agreements for ilmenite and zircon expected to be produced from heavy mineral sand concentrates ("HMC") from the project, and the Venture having secured commitments for non-recourse and/or government-backed debt financing for the project. Energy Fuels expects to spend approximately $10.6 million to advance the Donald Project in 2024, which is expected to be funded from the Company's working capital (approximately $223 million as of March 31, 2024).

The Venture

Under the Venture, Energy Fuels has the right to invest AUD$183 million (approximately $122 million at current exchange rates) to earn up to a 49% interest in the Venture (the "Earn-In Interest"). Of this amount, Energy Fuels expects to invest approximately $10.6 million in 2024 from its existing working capital (approximately $223 million as of March 31, 2024), to be used by the Joint Venturers to make a FID to proceed with the development of Donald - Phase 1. In addition, Energy Fuels will issue to Astron Energy Fuels common shares having a potential total value of $17.5 million (the "New Energy Fuels Shares"), of which $3.5 million in New Energy Fuels Shares will be issued to Astron or its subsidiaries on the date that all conditions precedent to formation of the Venture are satisfied (the "Commencement Date"), which is expected to be in Q3 or Q4 2024, and the remaining $14.0 million in New Energy Fuels Shares will be issued to Astron or its subsidiaries upon a positive FID. The conditions precedent include the transfer of assets comprising the Donald deposit tenements (MIN5532 and RL2002) and Astron's Donald Project water rights, to the Joint Venture Company, and Energy Fuels obtaining Foreign Investment Review Board (FIRB) approval of its investment in the Project. The parties do not anticipate any issues in satisfying the conditions precedent.

If a positive FID is made by the Venturers within three years from the Commencement Date, then Energy Fuels will proceed to expend the remaining balance of its AUD$183 million cash expenditure required to earn into a 49% interest in the Venture plus issue the remaining $14.0 million in New Energy Fuels Shares to Astron or its subsidiaries at the time of the positive FID. If a positive FID is not made unanimously within three years after the Commencement Date, but Astron has voted in favor of the FID then Astron would have the right to buy out Energy Fuels for the fair market value of Energy Fuels' interest in the Venture as at that date. If Astron does not exercise this option, or if there is otherwise no unanimous positive FID within three years after the Commencement Date, Energy Fuels will remain a minority member of the Venture (receiving a percentage interest based on the amount funded by Energy Fuels to that date) and all future funding will be made by the Joint Venturers pro-rata in accordance with their percentage interests in the Venture.

If a positive FID is made, Energy Fuels' investment of AUD$183 million is expected to satisfy most of the equity capital requirements for the construction of Donald - Phase 1. Any additional equity required post-project financing will be shared by the Joint Venturers on a pro-rata basis.

Astron will be the Manager and Operator of the Venture, with specified major decisions subject to approval of both parties. After Energy Fuels has completed its investment of AUD$183 million, further Venture expenditures for the development of Donald - Phase 1 and the development of Donald - Phase 2, would be funded by Energy Fuels and Astron on a pro-rata basis.

Under the Venture, Energy Fuels has entered into an offtake agreement for 100% of the Donald Project's future Phase 1 and Phase 2 REEC production based on market prices of the contained REE oxides, subject to a floor price below which Energy Fuels would not be obligated to purchase REEC from the Venture. The Venture will sell its HMC product to global customers, subject to Astron having the right, but not the obligation, to enter into an offtake agreement with the Venture for up to 100% of the HMC product at market prices. Following payment of all joint venture expenses, all profits from the Venture will be distributed to Energy Fuels and Astron, pro-rata according to their respective ownership percentages. The REEC offtake agreement may be terminated in certain circumstances by the Venture including if Energy Fuels remains a minority member where Astron does not exercise the option to buy out Energy Fuels or if there is otherwise no unanimous positive FID within three years after the Commencement Date, both as described above.

As soon as practicable after commencing Donald - Phase 1 commercial production, the Joint Venturers would expect to evaluate constructing Donald - Phase 2, which would be expected to double ore production to 15 million tonnes per year to produce approximately 400,000 to 500,000 tonnes per year of HMC and approximately 13,000 to 14,000 tonnes per year of REEC. Capital expenditures for Donald - Phase 2 would be made pro-rata by the Joint Venturers in accordance with their percentage interests in the Venture. The FID for Donald - Phase 2 would be made by the agreement of both Joint Venturers. The Joint Venturers have agreed to make a decision to proceed with a Phase 2 FID unless it is not commercially reasonable to proceed for one or both parties acting reasonably.

The Joint Venture Agreements also grant Energy Fuels a first right of refusal over participation in the development of Astron's Jackson Deposit, which is contained in the tenement RL2003 and adjoins the Donald Deposit to the south-west, should Astron plan to pursue such development with a third party.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The New Energy Fuels Shares expected to be issued pursuant to the Joint Venture Agreements will be exempt from the registration requirements of the United States Securities Act of 1933, as amended, under Section 4(a)(2) thereof. Using the NYSE American closing price on June 4, 2024, Energy Fuels could issue up to an estimated 2,558,480 common shares to Astron in connection with the Joint Venture Agreements.

Item 9.01. Financial Statements and Exhibits.

23.1	Consent of Daniel Kapostasy dated June 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains certain "forward looking information" and "forward-looking statements" within the meaning of applicable United States and Canadian securities legislation (collectively, "forward-looking statements"), which may include, but are not limited to, statements with respect to: any expectation as to production levels or timing or duration of production from the Donald Project or any of the Company's other mines or projects; any expectations as to costs of production at the Donald Project or any of the Company's mines or other projects; any expectation that the Donald Project is an advanced-stage, large-scale critical mineral deposit; any expectation that any Subpart 1300 Regulation S-K compliant mineral reserves or mineral resources will be identified at the Donald Project; any expectation that the Company's AUD$183 million investment in the Venture will satisfy most of the equity capital requirements for the construction of Donald - Phase 1; any expectation that the Company will be successful in advancing its REE initiatives or that it will be successful in installing REE production capacity at the Mill and the timing of installation of any such production capacity; any expectation that the Company will be able to secure commitments for satisfactory offtake and/or sales agreements for REE oxides produced from monazite at the Mill, that Astron will be able to secure commitments for satisfactory offtake and/or sales agreements for ilmenite and zircon produced from HMC from the project, or that any such commitments obtained would support non-recourse and/or government-backed debt financing for the Donald Project; any expectation that Energy Fuels will be successful in obtaining any grants, low-interest debt, non- or limited- recourse debt, loan guarantees, or other support vehicles from any government agencies or offices, or at all; and any expectation that a positive Donald - Phase 1 FID or Donald - Phase 2 FID will be made. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "plans," "expects," "does not expect," "is expected," "is likely," "budgets," "scheduled," "estimates," "forecasts," "intends," "anticipates," "does not anticipate," or "believes," or variations of such words and phrases, or state that certain actions, events or results "may," "could," "would," "might" or "will be taken," "occur," "be achieved" or "have the potential to." All statements, other than statements of historical fact, herein are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements express or implied by the forward-looking statements. Factors that could cause actual results to differ materially from those anticipated in these forward-looking statements include risks associated with: commodity prices and price fluctuations; engineering, construction, processing and mining difficulties, upsets and delays; permitting and licensing requirements and delays; changes to regulatory requirements; legal challenges; the availability of feed sources for the Mill; competition from other producers; public opinion; government and political actions; the failure of the Company to obtain the required permits for the Donald Project; the failure of the Company to provide or obtain the necessary financing required to develop the Donald Project or any of the Company's other projects or initiatives; available supplies of monazite; the ability of the Mill to produce rare earth carbonate, rare earth element oxides or other rare earth element products to meet commercial specifications on a commercial scale at acceptable costs or at all; market factors, including future demand for uranium, rare earth elements and HMC; and the other factors described under the caption "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, which is available for review on EDGAR at www.sec.gov/edgar, on SEDAR+ at www.sedarplus.ca, and on the Company's website at www.energyfuels.com. Forward-looking statements contained herein are made as of the date of this Current Report, and the Company disclaims, other than as required by law, any obligation to update any forward-looking statements whether as a result of new information, results, future events, circumstances, or if management's estimates or opinions should change, or otherwise. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements. The Company assumes no obligation to update the information in this communication, except as otherwise required by law.

Technical Information

THE TECHNICAL INFORMATION IN THIS CURRENT REPORT ON FORM 8-K HAS BEEN REVIEWED ON BEHALF OF THE COMPANY BY DANIEL KAPOSTASY, VP, TECHNICAL SERVICES OF ENERGY FUELS RESOURCES (USA) INC., A QUALIFIED PERSON UNDER BOTH SUBPART 1300 OF REGULATION S-K ("S-K 1300") AND NATIONAL INSTRUMENT 43-101. PRIOR ESTIMATES OF MINERAL RESOURCES AND RESERVES FOR THE DONALD PROJECT WERE NOT PREPARED IN ACCORDANCE WITH S-K 1300 AND SHOULD NOT BE TREATED AS A CURRENT ESTIMATE OF MINERAL RESOURCES OR MINERAL RESERVES. UNTIL SUCH TIME AS S-K 1300 COMPLIANT MINERAL RESERVES ARE DECLARED, THE DONALD PROJECT CONSTITUTES AN EXPLORATION STAGE PROPERTY FOR PURPOSES OF S-K 1300.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC. (Registrant)

Dated: June 7, 2024	By: /s/ David C. Frydenlund David C. Frydenlund Executive Vice President, Chief Legal Officer and Corporate Secretary